UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2007

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The Federal Home Loan Bank of Cincinnati (FHLBank) Board of Directors ratified the results of the FHLBank’s 2007 director elections. Each of the following directors will serve a three-year term beginning January 1, 2008: James R. DeRoberts, Chairman, The Arlington Bank, Upper Arlington, Ohio; William Y. Carroll, Sr., Chairman, SmartBank, Pigeon Forge, Tennessee; and R. Stan Puckett, Chairman and CEO, GreenBank, Greeneville, Tennessee.

The Federal Housing Finance Board announced the appointments of Charles J. Koch and Carl F. Wick as public interest directors to the FHLBank. Both directors will serve a three-year term beginning January 1, 2008.

The FHLBank issued press releases on the director elections and appointments. The text of these releases are filed as Exhibits 99.1 and 99.2 of this 8-K. The information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Press release issued Oct. 25, 2007.
Exhibit 99.2: Press release issued Oct. 29, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

October 29, 2007	By:	Donald R. Able

Name: Donald R. Able
Title: Senior Vice President and Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued October 25, 2007
99.2	Press release issued October 29, 2007